                                EXHIBIT 24

                            POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that ROBERT P. BAUMAN, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc., Retirement Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Robert P. Bauman
                                ROBERT P. BAUMAN

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that RICHARD B. CHENEY, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc., Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Richard B. Cheney
                                RICHARD B. CHENEY

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that E. VIRGIL CONWAY, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/E. Virgil Conway
                                E. VIRGIL CONWAY

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that SPENCER F. ECCLES, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Spencer F. Eccles
                                SPENCER F. ECCLES

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that ELBRIDGE T. GERRY, JR., a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH,
JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Elbridge T. Gerry, Jr.
                                ELBRIDGE T. GERRY, JR.

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. GRAY, III, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/William H. Gray, III
                                WILLIAM H. GRAY, III

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that JUDITH RICHARDS HOPE, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, her true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in her capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Judith Richards Hope
                                JUDITH RICHARDS HOPE

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that LAWRENCE M. JONES, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Lawrence M. Jones
                                LAWRENCE M. JONES

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that RICHARD J. MAHONEY, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Richard J. Mahoney
                                RICHARD J. MAHONEY

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that CLAUDINE B. MALONE, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, her true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in her capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Claudine B. Malone
                                CLAUDINE B. MALONE

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that JOHN R. MEYER, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/John R. Meyer
                                JOHN R. MEYER

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that THOMAS A. REYNOLDS, JR., a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH,
JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Thomas A. Reynolds, Jr.
                                THOMAS A. REYNOLDS, JR.

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that JAMES D. ROBINSON, III, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH,
JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/James D. Robinson, III
                                JAMES D. ROBINSON, III

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that ROBERT W. ROTH, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Robert W. Roth
                                ROBERT W. ROTH

                             POWER OF ATTORNEY

                         UNION PACIFIC CORPORATION



     KNOW ALL MEN BY THESE PRESENTS, that RICHARD D. SIMMONS, a director of Union Pacific Corporation, a Utah Corporation, hereby appoints L. WHITE MATTHEWS, III, CARL W. VON BERNUTH, JUDY L. SWANTAK and THOMAS E. WHITAKER, and each of them acting individu-ally, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as director, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, for use in connection with the USPCI, Inc. Savings Plan, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as a Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of September, 1993.




                                /s/Richard D. Simmons
                                RICHARD D. SIMMONS